UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2024

X4 PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 North Beacon Street,	4th Floor
Boston,	Massachusetts	02134
(Address of principal executive offices)		(Zip Code)

(857) 529-8300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
_______________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.
On June 27, 2024, X4 Pharmaceuticals, Inc. (the “Company”) issued a press release titled “X4 Pharmaceuticals Announces Positive Interim Clinical Data from Ongoing Six-Month Phase 2 Trial of Mavorixafor in Chronic Neutropenia (CN) and Initiation of Pivotal Phase 3 CN Trial”. A copy of the press release is attached hereto as Exhibit 99.1.

On June 27, 2024, the Company posted a corporate presentation on the Company’s website to provide updates and summaries of its business. A copy of the corporate presentation is attached as Exhibit 99.2 to this report.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 to this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 and 99.2 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On June 27, 2024, the Company announced positive new clinical data from its ongoing Phase 2 clinical trial evaluating the safety and efficacy of mavorixafor, an oral CXCR4 antagonist, in the treatment of people with chronic neutropenia (CN). An interim analysis of data from the ongoing six-month study showed that once-daily oral mavorixafor was generally well tolerated and durably increased participants’ absolute neutrophil counts (ANC) both as a monotherapy and in combination with stable doses of injectable granulocyte colony-stimulating factor (G-CSF), the only therapy approved in the U.S. for severe chronic neutropenia.

The company also announced that it is currently screening patients for enrollment into its global, pivotal Phase 3 clinical trial, the 4WARD study, evaluating the efficacy, safety, and tolerability of oral, once-daily mavorixafor (with or without stable doses of G-CSF) in people with congenital, acquired primary autoimmune, or idiopathic CN who are experiencing recurrent and/or serious infections. The 52-week trial is a randomized, double-blind, placebo-controlled, multicenter study aiming to enroll 150 participants.

Interim Analysis of Data from Phase 2 Clinical Study of Mavorixafor in CN

The Phase 2 study of mavorixafor is a six-month, open-label clinical trial that enrolled a total of 23 participants diagnosed with idiopathic, congenital, or cyclic CN. The interim analysis included results from the two treatment groups in the study (mavorixafor monotherapy and mavorixafor with stable-dose G-CSF) that most closely mirror the participant population of the newly initiated Phase 3 4WARD trial. Fifteen participants were enrolled across these two groups and, as of the May 14, 2024 interim analysis data cut-off date, seven had completed the study, and five remain ongoing. Data from a third treatment group of eight participants receiving mavorixafor and dose-adjusted G-CSF are expected to be presented later this year.

The mavorixafor monotherapy group included 10 participants and the mavorixafor with stable-dose G-CSF group included five participants. As of the data cut-off date, findings from the interim analysis show:
•100% (6/6) of evaluable participants who had completed the six-month study achieved target ANC increase (rANC >500 cells/µL) at Months 3 and 6 on once-daily mavorixafor therapy with or without stable-dose G-CSF.
•Participants on mavorixafor monotherapy achieved mean ANC levels above the lower limit of normal for CN (≥1,500 cells/µL) at Month 3 (n=8) and Month 6 (n=3).

◦Mavorixafor monotherapy also durably increased ANC in participants with severe CN (ANC<500 cells/µL at baseline), achieving mean ANC of ~800-1,000 cells/µL (ANC range targeted by experts) at Months 1, 3, and 6 (n=5, 3, and 2, respectively).
•Participants on mavorixafor in combination with stable-dose G-CSF experienced increases in mean ANC of >1,000 cells/µL at Months 1, 3, and 6 (n=4, 4, and 3, respectively) versus baseline.

Across the 23 participants enrolled in the study, mavorixafor was generally well tolerated as a monotherapy and in combination with G-CSF, with no drug-related serious adverse events reported, as of the interim analysis data cut-off date. Of the 23 participants, three discontinued due to non-serious adverse events. The overall safety profile remains consistent with previous clinical studies.

Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of applicable securities laws, including the Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target,” or other similar terms or expressions that concern X4's expectations, strategy, plans, or intentions. Forward-looking statements include, without limitation, implied or express statements regarding X4’s expectations as to plans for commercial launch of XOLREMDI (mavorixafor), which is approved in the U.S. for use in patients 12 years of age and older with WHIM syndrome (the ”Indication”); X4’s belief in its readiness for commercial launch of XOLREMDI; the potential benefit of XOLREMDI in the Indication; the potential number of patients in the United States with WHIM syndrome and the potential market for XOLREMDI due to unmet potential patient needs; the initiation, timing, progress, and results of our current and future preclinical studies and clinical trials and related preparatory work and the period during which the results of the trials will become available, as well as our research and development programs; and the mission and goals for our business.

Any forward-looking statements in this Form 8-K are based on management's current expectations and beliefs. These forward-looking statements are neither promises nor guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond X4’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements, including the risks that: X4’s launch and commercialization efforts in the U.S. with respect to XOLREMDI may not be successful, and X4 may be unable to generate revenues at the levels or on the timing we expect or at levels or on the timing necessary to support our goals; the number of patients with WHIM syndrome, the unmet need for additional treatment options, and the potential market for XOLREMDI may be significantly smaller than we expect; XOLREMDI may not achieve the clinical benefit, clinical use or market acceptance we expect or we may encounter reimbursement-related or other market-related issues that impact the success of our commercialization efforts; we may encounter adverse events for XOLREMDI at any stage that negatively impact commercialization X4 may have difficulty establishing and maintaining an effective sales and marketing organization or suitable third-party alternatives for any approved products; X4 may not be able to obtain regulatory approval for, or successfully commercialize, mavorixafor or any other product candidate for other chronic neutropenic disorders or any other potential indication; the expected availability, content, and timing of clinical data from X4’s ongoing clinical trials of mavorixafor may be delayed or unavailable, including its interim clinical results from its ongoing Phase 2 clinical trial; the risk that trials and studies may not have satisfactory outcomes; the risk that the outcomes of preclinical studies or earlier clinical trials will not be predictive of later clinical trial results; the design and rate of enrollment for clinical trials, including the current design of a potential Phase 3 clinical trial evaluating mavorixafor in certain chronic neutropenic disorders may not enable successful completion of the trial(s); the commercial opportunity for XOLREMDI in WHIM syndrome and other chronic neutropenic disorders may be smaller than we anticipate and X4’s potential future revenue from XOLREMDI may be adversely affected; X4’s use of capital and other financial results, including its financial runway; X4 may be unable to obtain and maintain regulatory approvals; uncertainties inherent in the initiation and completion of preclinical studies and clinical trials and clinical development; trials and studies may be delayed and may not have satisfactory outcomes; the outcomes of preclinical studies or earlier clinical trials will not be predictive of later clinical trial results; initial or interim results from a clinical trial may not be predictive of the final results of the trial or the results of future trials, including assessing the ability of mavorixafor monotherapy to durably increase absolute neutrophil count in patients with chronic neutropenic; the potential adverse safety effects arising from the testing or use of our product and product candidates; general macroeconomic and geopolitical conditions which could impact X4’s business; risks related to X4’s ability to raise additional capital; risks related to the substantial doubt about X4’s ability to continue as a going concern; there will be changes in expected or existing competition;

there will be changes in the regulatory environment; unexpected litigation or other disputes; the need to align with our collaborators may hamper or delay our development and commercialization efforts or increase our costs; our business may be adversely affected and our costs may increase if any of our key collaborators fails to perform its obligations or terminates our collaboration; the internal and external costs required for our ongoing and planned activities, and the resulting impact on expense and use of cash, may be higher than expected which may cause us to use cash more quickly than we expect or to change or curtail some of our plans or both; and other risks and uncertainties, including those described in the section entitled “Risk Factors” in X4’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on May 7, 2024, and in other filings X4 makes with the SEC from time to time. X4 undertakes no obligation to update the information contained in this press release to reflect new events or circumstances, except as required by law.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description
99.1	Press Release, dated June 27, 2024
99.2	Corporate Presentation, dated June 27, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

Date: June 27, 2024	By:	/s/ Adam Mostafa
Adam Mostafa
Chief Financial Officer